Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Members of

Third Coast Towing, L.L.C.

Corpus Christi, Texas

We have audited the balance sheets of Third Coast Towing, L.L.C. as of December 31, 2011 and 2010, and the related statements of income and members’ equity, and cash flows for the years then ended.  These financial statements are the representation of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Third Coast Towing, L.L.C. as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Roloff, Hnatek & Co., L.L.P.

Victoria, Texas

May 30, 2012, except for Note 9, as to

which the date is February 15, 2013

THIRD COAST TOWING, L.L.C.

BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

	2011 (Restated)	2010 (Restated)
ASSETS
Current Assets:
Cash	$1,311,416	$222,360
Accounts Receivable - Trade	498,798	741,489
Accounts Receivable - Related Party	935,574	300,843
Accounts Receivable - Employees	1,050	940

Total Current Assets	2,746,838	1,265,632

Property and Equipment, Net of Accumulated Depreciation of $3,011,117 and $2,282,465 at December 31, 2011 and December 31, 2010, Respectively	10,301,666	9,756,623

Other Assets:
Goodwill	2,150,000	2,150,000
Other	2,485	2,761

Total Other Assets	2,152,485	2,152,761

Total Assets	$15,200,989	$13,175,016

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts Payable	$423,501	$486,904
Accrued Wages Payable	100,940	95,985
Accrued Interest Payable	8,661	12,489
Other Accrued Expenses	112,374	67,717
Line of Credit	—	400,000
Current Portion of Notes Payable	5,814,967	618,807

Total Current Liabilities	6,460,443	1,681,902

Notes Payable, Net of Current Portion	2,523,365	8,067,716

Total Liabilities	8,983,808	9,749,618

Members’ Equity	6,217,181	3,425,398

Total Liabilities and Members’ Equity	$15,200,989	$13,175,016

The accompanying notes are an integral part of the financial statements.

THIRD COAST TOWING, L.L.C.

STATEMENTS OF INCOME AND MEMBERS’ EQUITY

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011 (Restated)	2010 (Restated)

Revenues:
From Related Parties	$3,248,039	$1,910,422
From Others	6,777,759	5,796,685

Total Revenues	10,025,798	7,707,107

Expenses:
Operating	5,323,530	5,859,048
General and Administrative	688,706	518,930
Depreciation and Amortization	738,098	668,224

Total Expenses	6,750,334	7,046,202

Income From Operations	3,275,464	660,905

Other Income (Expense):
Loss on Disposition of Assets	(833)	(61,629)
Miscellaneous Income	129,542	60,500
Interest Expense	(352,497)	(428,996)

Total Other Expense, Net	(223,788)	(430,125)

Net Income	3,051,676	230,780

Members’ Equity, Beginning of Year	3,425,398	3,278,753

Members’ Distributions	(259,893)	(84,135)

Members’ Equity, End of Year	$6,217,181	$3,425,398

The accompanying notes are an integral part of the financial statements.

THIRD COAST TOWING, L.L.C.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Cash Flows From Operating Activities:
Cash Received From Customers and Employees	$9,633,646	$7,309,225
Other Receipts	129,542	60,500
Cash Paid to Suppliers and Employees	(6,026,026)	(6,124,803)
Interest Paid	(356,325)	(444,538)

Net Cash Provided by Operating Activities	3,380,837	800,384

Cash Flows From Investing Activities:
Purchases of Property and Equipment	(1,323,697)	(303,899)
Proceeds from Dispositions of Property and Equipment	40,000	748,071

Net Cash Provided (Used) by Investing Activities	(1,283,697)	444,172

Cash Flows From Financing Activities:
Members’ Distributions	(259,893)	(84,135)
Payments on Line of Credit	(400,000)	(100,000)
Proceeds from Notes Payable	560,000	—
Payments on Notes Payable	(908,191)	(1,044,533)

Net Cash Used by Financing Activities	(1,008,084)	(1,228,668)

Net Increase in Cash	1,089,056	15,888

Cash, Beginning of Year	222,360	206,472

Cash, End of Year	$1,311,416	$222,360

The accompanying notes are an integral part of the financial statements.

THIRD COAST TOWING, L.L.C.

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011 (Restated)	2010 (Restated)
Reconciliation of Net Income to Net Cash Provided by Operating Activities:

Net Income	$3,051,676	$230,780

Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and Amortization	738,098	668,224
Loss on Disposition of Assets	833	61,629
(Increase) Decrease in:
Accounts Receivable - Trade	242,691	(230,494)
Accounts Receivable - Related Party	(634,731)	(170,347)
Accounts Receivable - Employees	(110)	2,959
Increase (Decrease) in:
Accounts Payable	(63,403)	226,542
Accrued Wages Payable	4,955	12,469
Accrued Interest Payable	(3,828)	(15,542)
Other Accrued Expenses	44,656	14,164

Total Adjustments	329,161	569,604

Net Cash Provided by Operating Activities	$3,380,837	$800,384

The accompanying notes are an integral part of the financial statements.

THIRD COAST TOWING, L.L.C.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note 1:                    Summary of Significant Accounting Policies

Nature of Activities —Third Coast Towing, L.L.C. (the “Company”) is a marine transportation company located in Corpus Christi, Texas.  The Company transports crude oil to refineries in Texas and Louisiana via the Gulf Intracoastal Waterways.  The Company also provides tug boat and barge services in the Port of Corpus Christi.  This business consists of moving product from one customer location to another; referred to as cross channel movements.  The Company does not own any of the petroleum products that are transported.

Accounting Method — The Company maintains its accounting records on the accrual basis of accounting.

Cash — For purposes of the Statement of Cash Flows, cash consists of cash in bank accounts and petty cash.

Allowance for Doubtful Accounts — Uncollectible accounts are charged to bad debt expense when the account is deemed uncollectible by management based on historical write-off experience and a periodic review of the accounts.  It is the opinion of management that receivables at December 31, 2011 and 2010 are collectible and potential bad debt losses are immaterial.

Compensated Absences — Compensated absences for vacation, sick leave, and personal time off have not been accrued since they cannot be reasonably estimated.

Goodwill — In accounting for the purchase of assets and business in place during 2006, the Company recorded goodwill in the amount of $2,150,000.  In accordance with Accounting Standards Codification 350-20 (formerly Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets), the amount allocated to goodwill is not amortized since it has an indefinite life.  Instead, the goodwill is tested annually for impairment.  Management has determined that no impairment of goodwill exits as of December 31, 2011 and 2010.

Revenue Recognition — The Company recognizes revenue from services at the time the services are rendered.

Income Taxes — The Company does not incur income taxes; instead, its earnings are included in the members’ personal income tax returns and taxed depending on their personal tax situations.  The financial statements, therefore, do not include a provision for income taxes.

Management’s Use of Estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

THIRD COAST TOWING, L.L.C.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note 1:                    Summary of Significant Accounting Policies (Concluded)

Date of Management’s Review — Subsequent events were evaluated through May 30, 2012, which is the date the financial statements were originally available to be issued.

Note 2:                    Property and Equipment

Property and equipment are stated at cost and depreciated or amortized using the straight-line method over their estimated useful lives as follows.

		Balance at December 31, 2011	Balance at December 31, 2010
Description	Estimated Life	(Restated)	(Restated)

Barges	10 - 20 Years	$10,296,542	$9,098,954
Boats	10 - 20 Years	2,979,235	2,906,313
Trucks	5 Years	24,000	24,000
Office Furniture and Equipment	5 - 10 Years	13,006	9,821
		13,312,783	12,039,088
Less Accumulated Depreciation		3,011,117	2,282,465
		$10,301,666	$9,756,623

Maintenance, repairs, and minor renewals that do not significantly improve or extend the lives of the respective assets are charged against operations when incurred.  Additions, improvements, and major renewals are capitalized.

The cost and accumulated depreciation or amortization of assets sold, retired, or otherwise disposed of are removed from the respective accounts and any gain or loss is reflected in operations.

Depreciation expense charged to operations was $737,822 and $667,948 for the years ended December 31, 2011 and 2010, respectively.

Note 3:                    Retirement Plan

The Company has a defined contribution plan covering substantially all employees.  The plan provides that employees who have attained the age of 18 and completed one year of service with bi-annual enrollment dates of January 1 and July 1 can voluntarily contribute a portion of their earnings to the plan up to the maximum amount allowed by the Internal Revenue Code.  The Company will match up to 4% of employees’ compensation, and employees are immediately vested.  Total contributions made to the plan by the Company for the years ended December 31, 2011 and 2010 were $51,757 and $46,192, respectively.

THIRD COAST TOWING, L.L.C.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note 4:                    Line of Credit

The Company has a $500,000 line of credit.  The amounts outstanding were $-0- and $400,000 at December 31, 2011 and 2010, respectively.  Bank advances on the credit line carry an interest rate of prime plus 0.75% (with a floor of 5%).  The credit line is secured by substantially all assets of the Company.

Note 5:                    Notes Payable

Notes payable consist of the following at December 31, 2011 and 2010:

	2011	2010
Note payable with monthly principal installments of $9,604 plus interest at 0.75% over the prime rate (4.00% at December 31, 2011) through May 2012 secured by First Preferred Mortgage(s) and other assignments and guarantees	$1,776,762	$1,892,012

Note payable with monthly principal installments of $2,179 plus interest at 0.75% over the prime rate (4.00% at December 31, 2011) through May 2012 secured by First Preferred Mortgage(s) and other assignments and guarantees	403,143	429,294

Note payable with monthly principal installments of $3,367 plus interest at 0.75% over the prime rate through May 2012 secured by First Preferred Mortgage(s) and other assignments and guarantees	—	203,591

Note payable with monthly principal installments of $17,917 plus interest at 0.75% over the prime rate (4.00% at December 31, 2011) through May 2012 secured by First Preferred Mortgage(s) and other assignments and guarantees	3,296,667	3,529,583

Note payable with monthly principal installments of $5,609 plus interest at 0.75% over the prime rate (4.00% at December 31, 2011) through November 2013 secured by First Preferred Mortgage(s) and other assignments and guarantees	701,185	774,108

THIRD COAST TOWING, L.L.C.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note 5:                    Notes Payable (Concluded)

	2011	2010

Note payable due in monthly installments of $8,976 including interest at a rate of 5.37% through January 2017 secured by First Preferred Mortgage(s) and other assignments and guarantees	$478,249	$557,942

Note payable with monthly principal installments of $9,333 plus interest at 1.00% over the prime rate with a floor of 5.00% (5.00% at December 31, 2011) through May 2012 secured by First Preferred Mortgage(s) and other assignments and guarantees	457,333	—

Note payable with monthly principal installments of $6,250 plus interest at 0.75% over the prime rate (4.00% at December 31, 2011) through May 2013 secured by First Preferred Mortgage(s) and other assignments and guarantees	1,224,993	1,299,993

Total Notes Payable	8,338,332	8,686,523

Less Current Portion	5,814,967	618,807

Notes Payable, Net of Current Portion	$2,523,365	$8,067,716

Loan maturities for each of the five years and thereafter following December 31, 2011, are as follows:

Years ending
December 31
2012	$5,814,967
2013	1,984,573
2014	205,593
2015	210,746
2016	113,514
Thereafter	8,939
$8,338,332

Total interest expense on notes payable and the line of credit was $352,497 and $428,996 for the years ended December 31, 2011 and 2010, respectively.

THIRD COAST TOWING, L.L.C.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

Note 6:                    Concentrations of Credit Risk

The Company has two customers whose individual revenues represent a significant portion of the Company’s total revenue.  Accounts receivable as of December 31, 2011 and 2010 were $1,434,142 and $946,730, respectively, and revenue earned for 2011 and 2010 from these two customers totaled $9,149,328 and $6,803,986 respectively.  See Note 7 for related party information.

The Company maintains one checking account at a bank amounting to $1,565,526 and $321,934 at December 31, 2011 and 2010, respectively.  Non-interest bearing accounts are guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) without limitation as of December 31, 2011 and 2010.  Interest-bearing account balances at December 31, 2011 and 2010 at each financial institution are guaranteed by the FDIC up to $250,000.  There were no uninsured cash balances at December 31, 2011 and 2010.

Note 7:                    Related Party Transactions

The Company provides transportation services to an entity that is owned by the majority owner of the Company.  Approximately 32%, or $3,248,039, of the Company’s revenues were derived from services to this entity during 2011.  Approximately 25%, or $1,910,422, of the Company’s revenues were derived from services to this entity during 2010.  The balance in Accounts Receivable — Related Party presented in the accompanying Balance Sheets consists of $935,574 and $300,843 receivable from this entity as of December 31, 2011 and 2010, respectively.

Note 8:                    Litigation

In the normal course of business, the Company may periodically be named as a defendant in litigation. Presently, the Company has no pending lawsuits.

Note 9:                    Correction of an Error

Subsequent to the release of the originally issued financial statements dated May 30, 2012, management discovered an error in the accounting for the purchase of transportation equipment in 2007.  The correction of this error resulted in a decrease in net income of $50,000 for each of the years ended December 31, 2011 and 2010.

The correction of this error had the following impact on the Company’s balance sheets:

	2011		2010
		As		As
	As	Previously	As	Previously
	Restated	Reported	Restated	Reported

Property and Equipment, Net	$10,301,666	$9,534,999	$9,756,623	$8,939,956
Goodwill	2,150,000	3,150,000	2,150,000	3,150,000
Members’ Equity	6,217,181	6,450,514	3,425,398	3,608,731